UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 18, 2022

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	MIR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 18, 2022, Mirion Technologies, Inc. (the “Corporation”) appointed Christopher Moore as Principal Accounting Officer, effective immediately. Mr. Moore joined the Corporation in April 2022 and, in his new role, will lead the global accounting organization and be responsible for advancing the Corporation’s accounting and internal financial controls. Mr. Moore will report directly to the Corporation’s CFO, Brian Schopfer.

Mr. Moore brings more than 25 years of experience to the Corporation’s finance team. Before joining Mirion, Mr. Moore previously served from October 2019 to October 2021 as Global Corporate Controller at Carestream Dental. Prior to joining Carestream Dental, he served as Global Business Controller – Renewables Segment at General Electric from July 2017 to October 2019. Mr. Moore also held various leadership roles within the Controllership function at General Electric from July 2004 to March 2015. Mr. Moore also served as VP Global Corporate Controller at Dematic Corp. from March 2015 to July 2017. Mr. Moore received his Bachelor of Business Administration degree in Accounting from the University of Michigan and is an active CPA.

Mr. Moore will receive a base salary and an annual cash bonus opportunity equal to a percentage of his base salary for target-level achievement of performance criteria established under the Corporation’s Long-Term Incentive Plan. Mr. Moore previously received a number of equity awards of the Corporation under the terms of the Corporation’s 2021 Omnibus Incentive Plan which shall vest and be governed by such plan and the relevant restricted stock unit agreement. Mr. Moore will also be eligible for participation in the Corporation’s 401(k) plan and benefits programs. Mr. Moore has also executed an agreement subjecting him to confidentiality and assignment of intellectual property covenants.

EXHIBIT INDEX

Exhibit Number	Description
104	Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer